UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Revolve Group, Inc. (the “Company”) recently became aware of unauthorized access to certain of its systems. The Company promptly initiated its cyber incident response protocols and confirmed the unauthorized activity was remediated. The Company proceeded to assess and investigate the scope of the incident and to identify and implement enhanced security measures designed to prevent a similar event from occurring. The Company also notified federal law enforcement authorities and engaged leading external cybersecurity experts to assist with the investigation and response efforts.

Based on its investigation, the Company believes that an unauthorized actor may have obtained, through automated means, the name, contact information, payment card number and payment card expiration date for certain customers who saved payment information associated with their online shopping account on the Company’s e-commerce platform.

This incident has not resulted in operational disruption or interrupted service to any customers, and as of the date of this report, the Company does not believe this incident will have a material impact on its business.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this Current Report on Form 8-K are forward-looking statements, including but not limited to statements regarding the Company’s current beliefs, understanding and expectations regarding the cybersecurity incident discussed in this Current Report on Form 8-K and its impact on the Company’s business. Forward-looking statements include statements containing words such as “expect,” “anticipate,” “believe,” “project,” “will” and similar expressions intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current expectations. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the outcome of the Company’s ongoing assessment of the incident and its ability to address the impact of this incident; legal, regulatory, reputational and financial risks resulting from this incident or additional incidents; and other risks and uncertainties included under the caption “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, filed with the SEC on August 4, 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLVE GROUP, INC.

Date: October 29, 2026	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer